Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: December 1, 2017 – December 31, 2017

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Schedule of Debtor Bank Account Balances	MOR-1b
Schedule of Professional Fees and Expenses Paid	MOR-1c
Copies of bank statements		Available to the U.S. Trustee upon request.
Cash disbursements journals		Available to the U.S. Trustee upon request.
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Summary of unpaid post-petition debts	MOR-4
Accounts Receivable Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael J. Hobey	1/22/2018
Signature of Authorized Individual*	Date

Michael J. Hobey	President and Interim CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
REAL INDUSTRY, INC., et al.	)	Case No. 17-12464 (KJC)
)
Debtors.[1]	)	(Jointly Administered)

CERTIFICATION REGARDING POST-PETITION BANK
ACCOUNT RECONCILIATIONS AND COMPLIANCE AND
PAYMENT OF POST-PETITION TAXES

I, Michael J. Hobey, President and Interim Chief Executive Officer of Real Industry, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”), hereby certifies as follows:

1.

Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and, together with the Debtors’ bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Michael J. Hobey	1/22/2018
Michael J. Hobey	Date
President and Interim Chief Executive Officer

1 The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: December 1, 2017 – December 31, 2017

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtors’ good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	(Month Ended 12/31/2017)	Total Filer (Cumulative Since Filing)	Notes
Beginning Cash Balance (Book)	$2,849,223	$-	$-	$6,734,160	$-	$-	$-	$(10,550)	$-	$9,572,833	$4,663,014	(A)

Cash Receipts	-	-	-	18,855,407	-	1,305,202	19,217,239	709,027	-	40,086,875	58,106,130
Interest Income	104	-	-	-	-	-	-	-	-	104	322
Total Receipts	104	-	-	18,855,407	-	1,305,202	19,217,239	709,027	-	40,086,979	58,106,452

Cash Disbursements
Metals	-	-	-	(11,851,748)	-	(713,091)	(21,266,585)	-	-	(33,831,424)	(39,940,897)
Wages, Payroll, HR & Related	(131,324)	-	-	(5,947,436)	-	(159,268)	(1,862,058)	(161,483)	-	(8,261,568)	(10,557,903)
Interco w/Canada	-	-	-	(11,148)	-	-	(50,910)	-	-	(62,058)	(974,728)
Freight	-	-	-	(1,447,826)	-	(20,289)	(596,171)	-	-	(2,064,287)	(2,592,880)
Flux	-	-	-	(632,119)	-	-	(213,099)	-	-	(845,218)	(1,272,051)
Banking & Financial	-	-	-	(949,333)	-	(6,866)	(76,372)	-	-	(1,032,571)	(1,313,099)
Packaging & Storage	-	-	-	(9,906)	-	(6,057)	(5,749)	-	-	(21,712)	(204,748)
Industrial Waste	-	-	-	(233,480)	-	(116)	(4,988)	-	-	(238,585)	(360,107)
Interco w/Goodyear	-	-	-	(251,908)	-	-	-	-	-	(251,908)	(358,601)
Insurance	-	-	-	(152,567)	-	-	-	-	-	(152,567)	(233,453)
SG&A & Other	(120,105)	-	(557)	(852,403)	-	(53,783)	(281,033)	(139,146)	-	(1,447,027)	(1,520,044)
Tax Authority	-	-	-	(55,757)	-	-	(68,352)	-	-	(124,109)	(173,335)
Equipment, Parts, Supplies & Related	-	-	-	(512,868)	-	(12,910)	(218,330)	-	-	(744,108)	(791,669)
Construction/Fabrication	-	-	-	(103,655)	-	(1,060)	(25,000)	-	-	(129,715)	(129,715)
Chemicals & Lubricants	-	-	-	(72,253)	-	-	(54,924)	-	-	(127,176)	(158,752)
Cleaning & Waste Management	-	-	-	(84,348)	-	-	-	-	-	(84,348)	(113,275)
Utilities	-	-	-	(271,896)	(221)	(3,672)	(302,639)	-	-	(578,428)	(578,428)
Total Operating Disbursements	(251,429)	-	(557)	(23,440,651)	(221)	(977,113)	(25,026,211)	(300,629)	-	(49,996,810)	(61,273,684)	(B)

Restructuring Related Disbursements
Professional Fees	(50,000)	-	(273,446)	-	-	-	-	-	-	(323,446)	(816,663)
Adequate Assurance Deposit	-	-	-	(239,795)	-	-	-	-	-	(239,795)	(2,102,947)
US Trustee Fees	-	-	-	-	-	-	-	-	-	-	-
Total Restructuring Related Disbursements	(50,000)	-	(273,446)	(239,795)	-	-	-	-	-	(563,241)	(2,919,610)	(B)
Net Cash Flow Prior to Financing Activities	(301,324.91)	-	(274,003)	(4,825,038)	(221)	328,089	(5,808,971)	408,398	-	(10,473,071)	(6,086,841)

Financing Activities
DIP Term Loan Borrowings	-	-	-	-	-	-	-	-	-	-	40,000,000
DIP Term Loan Fees	-	-	-	-	-	-	-	-	-	-	(3,725,000)	(B)
DIP ABL Borrowings	-	-	-	53,398,001	-	-	-	-	-	53,398,001	68,098,909
DIP ABL Paydown	-	-	-	(85,158)	-	-	-	-	-	(85,158)	(85,158)	(B)
DIP ABL Fees and Interest	-	-	-	-	-	-	-	-	-	-	(1,101,999)	(B)
Pre-Petition ABL Paydown	-	-	-	(44,046,561)	-	-	-	-	-	(44,046,561)	(93,297,972)	(B)
Pre-Petition Fees and Interest	-	-	-	-	-	-	-	-	-	-	(98,909)	(B)
Total Financing Activities	-	-	-	9,266,282	-	-	-	-	-	9,266,282	9,789,871
Net Cash Flow	(301,325)	-	(274,003)	4,441,243	(221)	328,089	(5,808,971)	408,398	-	(1,206,790)	3,703,029

Cash Sweep	-	-	274,003	(5,357,703)	221	(328,089)	5,808,971	(397,403)	-	0	(0)

Ending Cash Balance (Book)	$2,547,898	$-	$-	$5,817,701	$-	$-	$-	$444	$-	$8,366,043	$8,366,043
Disbursements for Calculating Quarterly US Trustee Fees. [sum of Notes (A)]	$301,429	$-	$274,003	$67,812,165	$221	$977,113	$25,026,211	$300,629	$-	$94,691,770	$162,502,332

Notes:

(A) In the November 2017 Monthly Operating Report ("MOR"), the Debtors reported two bank account balances totaling $122,182 as accounts of the Debtors that subsequently were determined to be non-debtor bank accounts. The beginning cash balances have been adjusted to reflect this correction.

MOR-1: Schedule of Receipts and Disbursements

SCHEDULE OF DEBTOR BANK ACCOUNT BALANCES*

Bank Account	Bank	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Consolidated
xxxxx09712 - ETS Schaefer LLC Receipts	Bank of America								7,074		$7,074
xxxxx31011 - ETS Schaefer LLC Disbursements	Bank of America								63,620		$63,620
xxxxx31030 - Real Alloy Recycling Inc Payroll Account	Bank of America				290,939						$290,939
xxxxx31016 - Real Alloy Recycling Inc Accounts Payable	Bank of America				1,613,651						$1,613,651
xxxxx09675 - Real Alloy Recycling Inc 3rd Party Funding Account	Bank of America				15,375						$15,375
xxxxx09656 - Real Alloy Recycling Inc Receivables Account	Bank of America				727,719						$727,719
xxxxx09651 - Real Alloy Recycling Inc Concentration Account	Bank of America				331,093						$331,093
xxxxx09670 - Real Alloy Recycling Inc Adequate Assurance Account	Bank of America				1,295,144						$1,295,144
xxxxx75014 - Real Alloy Holding, Inc Corp Trust (GBP)	Bank of America			127,095							$127,095
xxxxx75022 - Real Alloy Holding, Inc Corp Trust (EUR)	Bank of America			25,125							$25,125
xxxxxx4386 - Real Alloy Recycling Inc Concentration Account	Wintrust				2,563						$2,563
xxxxxx87819 - Real Alloy Holding, Inc Bondholder Escrow Account	JP Morgan Chase			5,000,000							$5,000,000
xxxxx23243 - Real Industry Inc Collateral Account for Letter of Credit	Wells Fargo	722,080									$722,080
xxxxx96415 - Real Industry, Inc	Wells Fargo	1,920,155									$1,920,155
		$2,642,235	$-	$5,152,219	$4,276,484	$-	$-	$-	$70,694	$-	$12,141,632

*Balances per bank records as of December 31, 2017.

MOR-1b: Schedule of Bank Account Balances

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				CHECK		AMOUNT PAID		CUMULATIVE PAID SINCE PETITION DATE
PAYEE	PERIOD	AMOUNT	PAYOR	NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Alvarez & Marsal Securities, LLC	Dec-17	$126,172	Real Alloy Holding, Inc	Wire	12/18/17	$126,172	$-	$126,172	$-
Berkeley Research Group, LLC								130,868	7,765
Latham & Watkins LLP	Dec-17	147,275	Real Alloy Holding, Inc	Wire	12/27/17	147,275	-	447,275	54,583
Prime Clerk	Dec-17	50,000	Real Industry, Inc	Wire	12/12/17	50,000	-	50,000	-
		$323,446				$323,446	$-	$754,314	$62,348

MOR-1c: Schedule of Professional Fees and Expenses Paid

CONSOLIDATING STATEMENT OF OPERATIONS

	Total Filer (Month Ended 12/31/2017)	Eliminations	Real Industry, Inc	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	RA Mexico Holding, LLC	Total Filer (Cumulative Since Filing)
Gross Revenue	$48,056,837	$(3,419,531)	$18,804	$-	$-	$23,687,272	$26,005,118	$1,211,108	$554,066	$-	$-	$71,332,810
Total Cost of Sales	45,925,469	(3,496,526)	-	-	-	22,132,263	25,728,587	1,073,830	469,324	17,991	-	67,347,754
Gross Profits	2,131,368	76,995	18,804	-	-	1,555,009	276,531	137,278	84,742	(17,991)	-	3,985,056

Total SGA Expenses	3,395,874	(13,625)	1,487,530	-	497,215	1,350,407	59,200	15,147	-	-	-	6,395,023
Total (Gains) Losses on Derivative Financial Instruments	(16,691)	-	-	-	(16,691)	-	-	-	-	-	-	(16,691)
Other Operating (Income) Expense - Net	64,860	-	-	-	-	26,110	38,486	-	-	264	-	64,860
Operating Income (Loss)	(1,312,675)	90,620	(1,468,726)	-	(480,524)	178,492	178,845	122,131	84,742	(18,255)	-	(2,458,136)

Net Interest Expense & Fees	3,081,419	6,243	-	-	2,465,926	603,507	5,122	597	24	-	-	4,575,136
Total Foreign Currency Gains/Losses	(461,200)	-	-	-	(460,143)	(1,057)	-	-	-	-	-	(991,980)
Net Mgmt Fee Expense (Income)	241,743	-	-	-	18,700	223,043	-	-	-	-	-	241,743
Other Expenses	(182)	(35,000)	(182)	-	35,000	-	-	-	-	-	-	(182)
Income Before Taxes	(4,174,455)	119,377	(1,468,544)	-	(2,540,007)	(647,001)	173,723	121,534	84,718	(18,255)	-	(6,282,853)
Income Tax Expenses	5,472	-	-	-	5,472	-	-	-	-	-	-	3,689
Net Income From Continuing Operations	(4,179,927)	119,377	(1,468,544)	-	(2,545,479)	(647,001)	173,723	121,534	84,718	(18,255)	-	(6,286,542)
Net Income	$(4,179,927)	$119,377	$(1,468,544)	$-	$(2,545,479)	$(647,001)	$173,723	$121,534	$84,718	$(18,255)	$-	$(6,286,542)

MOR-2: Statement of Operations

CONSOLIDATING BALANCE SHEET

	Total Filer	Eliminations	Real Industry, Inc.	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	Real Alloy Mexico Holding LLC
ASSETS
Current Assets:
Total Cash & Equivalents	$8,366,043	$-	$2,547,898	$-	$-	$5,817,702	$-	$-	$444	$-	$-
Net Accounts Receivable	83,853,578	-	3,203	-	(18,826)	30,340,587	51,505,477	886,069	1,137,068	-	-
Total Current Interco Receivable	3,016,419	(409,557)	-	-	(41,214,600)	(44,145,706)	78,411,482	10,298,783	620,369	(544,352)	-
Net Inventories	54,004,853	-	-	-	-	20,955,913	28,533,098	3,902,900	612,942	-	-
Total Prepaid Expenses	18,618,357	-	1,710,271	-	-	7,120,314	9,694,768	93,004	-	-	-
Total Other Current Assets	10,090,632	-	-	-	835,000	6,128,648	2,764,433	362,551	-	-	-
Total Current Assets	177,949,882	(409,557)	4,261,371	-	(40,398,426)	26,217,458	170,909,258	15,543,307	2,370,823	(544,352)	-
Property, Plant & Equipment, Net	149,968,650	-	29,407	-	-	101,716,528	40,541,135	3,202,411	2,560,295	1,918,874	-
Other Intangibles, Net	10,119,048	-	-	-	10,119,048	-	-	-	-	-	-
Total Equity Investments in Subs	68,989,393	(509,628,413)	156,586,028	-	303,469,839	118,561,938	-	-	-	-	1
Total L/T Deferred Tax Assets	(176,343)	-	(176,343)	-	-	-	-	-	-	-	-
Total L/T Interco Receivable	99,311,712	(32,991)	27,964,376	-	25,909,105	80,552,203	(33,789,653)	(1,290,806)	13,951	(14,473)	-
Other L/T Assets, Net	7,702,575	-	-	-	-	7,531,735	170,840	-	-	-	-
Total Assets	$513,864,917	$(510,070,961)	$188,664,839	$-	$299,099,566	$334,579,862	$177,831,580	$17,454,912	$4,945,069	$1,360,049	$1

MOR-3: Balance Sheet

CONSOLIDATING BALANCE SHEET

	Total Filer	Eliminations	Real Industry, Inc.	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	Real Alloy Mexico Holding LLC
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
Total Accounts Payable	$28,338,972	$-	$22,776	$-	$67,484	$10,611,201	$16,789,911	$487,821	$337,160	$22,619	$-
Accrued & Other Current Liabilities (A)	7,077,309	(141,259)	1,573,286	-	-	3,959,223	1,354,276	84,666	200,919	46,198	-
Total F/V S/T Hedge Liab. Contracts	-	-	-	-	-	-	-	-	-	-	-
Toll Liability	5,549,889	-	-	-	-	211,914	5,337,975	-	-	-	-
Accrued Interest	14,243,694	-	-	-	13,979,167	264,527	-	-	-	-	-
Total Cur. Def. Tax Liability	-	-	-	-	-	-	-	-	-	-	-
Total Current Interco Payable	10,348,401	(405,247)	248,404	-	10,516,560	1,534,455	1,889,616	418,661	(3,854,048)	-	-
Current Maturities of L/T Debt	406,826,785	5,818	-	-	299,545,392	105,713,214	1,424,140	130,601	7,620	-	-
Liabilities of Discontinued Operations - Current	-	-	-	-	-	-	-	-	-	-	-
Total Current Liabilities	472,385,050	(540,688)	1,844,466	-	324,108,603	122,294,534	26,795,918	1,121,749	(3,308,349)	68,817	-
Total Other L/T Liabilities (B)	12,369,482	-	2,002,320	-	-	3,456,713	6,812,799	72,650	25,000	-	-
Total L/T Liabilities	12,369,482	-	2,002,320	-	-	3,456,713	6,812,799	72,650	25,000	-	-
Total Liabilities - Subject to Compromise - External	74,002,827	(39,935)	30,415,991	-	2,908	19,879,755	22,072,794	1,109,096	535,561	26,657	-
Total Liabilities - Subject to Compromise - Internal	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities - Subject to Compromise	74,002,827	(39,935)	30,415,991	-	2,908	19,879,755	22,072,794	1,109,096	535,561	26,657	-
Total Liabilities	558,757,360	(580,623)	34,262,778	-	324,111,511	145,631,002	55,681,511	2,303,495	(2,747,788)	95,474	-
Stockholders' Equity:
Common Stock - Total	29,807	-	29,807	-	-	-	-	-	-	-	-
Additional Paid-In Capital - Total	544,214,547	(509,628,415)	544,214,548	-	173,259,645	222,511,312	99,016,761	8,906,982	3,940,748	1,992,965	1
Retained Earnings	(577,902,720)	138,077	(389,842,294)	-	(187,037,513)	(33,562,452)	23,133,308	6,244,435	3,752,109	(728,390)	-
Total Other Comprehensive Income/(Loss)	(11,234,077)	-		-	(11,234,077)	-	-	-	-	-	-
Total Stockholders' Equity	(44,892,442)	(509,490,338)	154,402,062	-	(25,011,945)	188,948,860	122,150,069	15,151,417	7,692,857	1,264,575	1
Total Liabilities & Equity	$513,864,917	$(510,070,961)	$188,664,839	$-	$299,099,566	$334,579,862	$177,831,580	$17,454,912	$4,945,069	$1,360,049	$1

Notes:

(A) Includes certain prepetition claims for wages and taxes approved by the Court and costs related to potential future environmental remediation.

(B) Includes costs related to potential future environmental remediation and tax liabilities.

MOR-3: Balance Sheet

SUMMARY OF UNPAID POST-PETITION DEBTS

Current

Accounts Payable	$28,338,972

MOR-4: Summary of Unpaid Post-Petition Debts

ACCOUNTS RECEIVABLE AGING

	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total
Accounts Receivable Aging
Accounts Receivable	$80,156,681	$4,813,789	$23,016	$14,386	$85,007,872
Unapplied Funds					(863,294)
Allowance for Doubtful Accounts					(291,000)
					$83,853,578

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

MOR-5: Accounts Receivable Aging AND Debtor Questionnaire